BYLAWS
                                      OF
                          EYELETS FOR INDUSTRY, INC.

                                   ARTICLE 1
                               Name and Location

            1. The name of the corporation shall be Eyelets For Industry, Inc.

            2. Its principal office shall be at 45 Old Waterbury Road, Thomaston, Connecticut 06787.

            3. The Board of Directors may from time to time designate such other place or places for the transaction of corporation business as it may determine.


                                   ARTICLE 2
                                 Capital Stock

            1. All certificates of stock shall be signed by the president and by the secretary of the corporation and sealed with the corporate seal or a facsimile thereof.

            2. Transfers of stock shall be made only on the books of the corporation and the old certificate properly endorsed shall be surrendered and cancelled before a new certificate is issued.

            3. The stock books of the corporation shall be closed against transfers of stock for a period of five (5) days before the day of payment of a dividend and before each annual meeting of the shareholders.


                                   ARTICLE 3
                              Shareholder Meeting

            1. The annual meeting of the shareholders shall be held at ten o'clock in the forenoon on the third Monday of November in each year, at the principal office of the corporation. At such meetings, the shareholders shall elect the directors and transact such other business as may be properly brought before the meeting. Meetings of shareholders for any other purpose may be held at such time and place within or without the State of Connecticut as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

            2. A special meeting of the shareholders of the corporation may be called by the President, or by a majority of the directors, and shall be held at any time upon call by the President or the Secretary when either the President or the Secretary is requested in writing to call such meeting by a majority of the directors or one or more shareholders holding not less than one tenth of the voting power of all shares entitled to vote at the meeting. Any such notice shall specify therein the object and purpose of such meeting.

            3. Notice of the time and place of all annual and special meetings shall be mailed or handed by the secretary to each shareholder entitled to vote at such meeting not less than seven nor more than fifty days before the date thereof, but this requirement as to notice may be waived at any time by the shareholders in writing.

            4.    The President shall preside at all such meetings.

            5. At every such meeting, each shareholder shall be entitled to cast one vote for each outstanding share of stock, regardless of class, held in his name, which vote may be cast in person or by proxy, on each matter submitted to a vote at such meeting of shareholders unless, and except to the extent that voting rights of shares of any class are increased, limited or denied by the certificate of incorporation. All votes of the said corporation shall, if requested by the presiding officer or by any shareholders, be by ballot, and the name of each shareholder voting shall be written thereon with the number of shares held by him. Any shareholder may constitute an agent to vote in the meetings of this corporation, by a writing signed by him for that purpose, and such proxy shall entitle the person thus authorized to vote at all meetings of the shareholders held during the eleven months next succeeding the date of such instrument, and no longer unless a longer term be expressly provided therein.

            6. The holders of a majority of shares entitled to vote on the subject matter, present in person or by proxy at any meeting of shareholders, shall constitute a quorum for such meeting except as may otherwise be provided in these bylaws, or in the certificate of incorporation, or in the Connecticut Stock Corporation Act. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

            7. Except as may otherwise be specifically provided in these bylaws or in the certificate of incorporation, the affirmative vote, at a meeting of shareholders duly held and at which a quorum is present, of a majority of the voting power of the shares represented at such meeting which are entitled to vote on the subject matter shall be the act of the shareholders.

            8. Any action which may be taken at a meeting of the shareholders may be taken without a meeting if consent in writing, setting forth the actions so taken or to be taken, is signed by all of the persons entitled to vote with respect to the subject matter thereof (or their duly authorized attorneys), and said consent shall be filed with the regular minutes.


                                   ARTICLE 4
                                   Directors

            1. The stock, business, property and affairs of this corporation shall be under the care and management of its board of directors. Directors need not be shareholders and need not be residents of Connecticut. The corporation shall have the number of directors elected by the shareholders from time to time, but if there are less than three shareholders, the number of directorships may be less than three but not less than the number of shareholders.

            2. A majority of the number of directors at the time shall constitute a quorum for the transaction of business; and the act of a majority of the directors present at a meeting at which a quorum is present at the time of the act shall be the act of the Board of Directors, unless the presence of or act of a greater number is specifically required by these bylaws, the certificate of incorporation, or the Connecticut Stock Corporation Act. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

            3. Any action taken or to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. Such consent must be filed with the minutes of the directors' meetings.

            4. The directors, other than the first Board of Directors, shall be elected annually at the annual meeting of the corporation for a term extending until the next annual meeting of the corporation; and each director shall hold office for the term for which he is elected and until his successor has been elected and qualified. A director may be removed from office at any time with or without cause by action of the shareholders. Any vacancy or vacancies occurring on the Board of the corporation may be filled for the unexpired term by action of the sole remaining director in office or by the concurring vote of a majority of the remaining directors in office, though such remaining directors are less than a quorum, though the number of directors at the meeting are less than a quorum and though such majority is less than a quorum. In the event that a vacancy or the vacancies are not filled by the directors, they shall be filled by election at an annual or special meeting of shareholders entitled to vote thereon called for that purpose. A director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office.

            Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose. A director elected to fill a newly created directorship shall serve until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

            5. Annual meetings of the directors of said corporation shall be held immediately after the annual meeting of the shareholders of said corporation; and regular and special meetings of the directors may be held at such times and places, either within or without Connecticut, as in the opinion of the President or a majority of the directors the interests of said corporation shall require, reasonable notice having been given thereof. The directors may choose from among their number a chairman to preside over meetings of the directors.

            6. The directors shall appoint officers of the corporation. The officers need not be shareholders, and need not be residents of Connecticut. Officers shall be appointed annually at the directors' meeting following each annual shareholders' meeting, for a term extending until the next annual directors' meeting. Each officer shall hold office for the term for which he is appointed and until his successor has been appointed and qualified. Officers may be removed from office at any time, with or without cause by action by the board of directors. Any vacancy or vacancies occurring in any office of the corporation may be filled for the unexpired term by action of the sole remaining director in office or by the concurring vote of a majority of the remaining directors in office, though such remaining directors are less than a quorum, though the number of directors at the meeting are less than a quorum and though such majority is less than a quorum.

            7. The Board of Directors shall, from time to time, designate the bank or other depository in which the funds of the corporation shall be kept, and such funds shall be drawn, in the name of the corporation, by check signed by such officer, officers or other agents as shall be expressly authorized for that purpose by vote or resolution of the Board of Directors. Notes given by and in the name of the corporation shall be executed by such officer or officers as shall be expressly authorized for that purpose by the Board of Directors.


                                   ARTICLE 5
                                   Officers

            1. The officers of the corporation shall consist of a president, secretary and treasurer, and the directors may, at any time, in addition to the foregoing officers, appoint one or more vice presidents, one or more assistant treasurers, and one or more assistant secretaries.

            2. It shall be the duty of the president to preside at all meetings of the shareholders of the corporation, and in his absence a vice president, or if there be no vice president, a president pro tem, shall be appointed for such duty. He shall also perform all other duties assigned to, or specifically required of, him to be performed by the Board of Directors and by the act under which the corporation is organized.

            3. It shall be the duty of the vice president, in the absence of the president, to perform the president's duties, and such officer shall also perform all other duties assigned to, or specifically required of, him to be performed by the Board of Directors and by the act under which the corporation is organized.

            4. It shall be the duty of the secretary to make and keep records of the votes, doings and proceedings of all meetings of the shareholders and directors of the corporation, which records shall, at all reasonable times, be open to the inspection of the shareholders. He shall also perform all other duties assigned to, or specifically required of, him to be performed by the Board of Directors and by the act under which the corporation is organized. He shall also transmit to the shareholders and directors the notices required by these bylaws.

            5. It shall be the duty of the assistant secretary, in the absence of the secretary, to perform the secretary's duties, and such officer shall also perform such other duties assigned to, or specifically required of, him to be performed by the Board of Directors.

            6. It shall be the duty of the treasurer to receive and keep the cash, funds and notes belonging to the corporation, and enter regularly in books kept for that purpose all monies received and disbursed on account of the corporation, which books shall at all times be open to the inspection of the shareholders of the corporation. He shall also perform all other duties assigned to, or specifically required of, him to be performed by the Board of Directors and by the act under which the corporation is organized.

            7. It shall be the duty of the assistant treasurer, in the absence of the treasurer, to perform the treasurer's duties, and such officer shall also perform such other duties assigned to, or specifically required of, him to be performed by the Board of Directors.

            8. Such officers and agents of the corporation as shall be designated by the Board of Directors so to do shall give such bond in such sum as the Board of Directors may from time to time fix, for the faithful discharge of their respective duties.


                                   ARTICLE 6
                                     Seal

            The seal of the corporation shall be in the form imprinted hereon.


                                   ARTICLE 7
                              Amendment of Bylaws

            Bylaws of the corporation may be adopted, repealed, or amended by either shareholders or directors as follows:

            1. Adoption, repeal, or amendment of bylaws by shareholders shall require the affirmative vote of the holders of a majority of the voting power of shares entitled to vote thereon or the affirmative vote of a majority of the directors then in office.

            2. No bylaws shall be adopted, and no existing bylaws shall be amended or repealed, unless written notice of such proposed action shall have been given in the call for the meeting of shareholders or directors at which such adoption, amendment or repeal is to be acted upon.


                                   ARTICLE 8
                    Issuance of Stock by Board of Directors

            The Board of Directors may issue at one time all, or from time to time, a portion of the unissued shares of the authorized capital stock of the corporation, as in their opinion and discretion may be deemed for the corporation's best interests, and may accept in payment of such additional shares as may be issued, such considerations as from time to time shall be determined by the Board of Directors and as may be permitted by law.


                                   ARTICLE 9
                                  Definitions

            All definitions contained in the "General Provisions" of the Connecticut Stock Corporation Act, unless the context otherwise requires, shall be applicable to such words and phrases as appear herein and which are defined in the section on "Definitions" in said "General Provisions" of said Connecticut Stock Corporation Act.



Dated:  December 19, 1988

                                             /s/ Paula G. Pressman
                                             _________________________________
                                             Paula G. Pressman, Incorporator



                              AMENDMENT OF BYLAWS
                            DATED DECEMBER 19, 1988

            1. The bylaws are amended to change the date on which the annual meeting is required to be held, by deleting the first sentence of Article III,
Section 1 in its entirety and inserting in lieu thereof the following:

            The annual meeting of the Shareholders shall be held within 120 days of the close of the Company's fiscal year at a time and date as is determined by the Company's Chairman of the Board of Directors.

            2. The bylaws are amended to add the new offices of Chief Operating Officer and Chief Executive Officer by amending Article V Section 1 by adding the following at the end thereof:

            "and one Chief Operating Officer and one Chief Executive Officer".

            3. The bylaws are amended to require the Chairman of the Board to preside over shareholders' meetings by deleting Article V, Section 2 in its entirety and inserting in lieu thereof the following:

            It shall be the duty of the Chairman of the Board to preside at all meetings of the shareholders of the corporation, and in his absence the president, and in the president's absence a vice president, or if there be no vice president, a president pro tem, shall be appointed for such duty. The president shall also perform the duties assigned to, or specifically required of, him to be performed by the Board of Directors and by the act under which the corporation is organized.



                              AMENDMENT OF BYLAWS
                             DATED MARCH 12, 1993

            The bylaws are amended to add the new office of Chief Financial Officer by amending Article V Section 1 by adding the following at the end thereof:

            "and one Chief Financial Officer".

                                    BYLAWS
                                      OF
                            EFI METAL FORMING, INC.

                                   ARTICLE 1
                                    General

               These Bylaws are intended to supplement and implement applicable provisions of law and of the Certificate of Incorporation of this Corporation with respect to the regulation of the affairs of this Corporation.


                                   ARTICLE 2
                           Meetings of Shareholders

               Section 2.01. Place of Meeting. Shareholders' meetings shall be held at the principal offices of this Corporation or at such other place, either within or without the State of Connecticut, as shall be designated in the notice of meeting.

               Section 2.02. Annual Meeting. The Annual Meeting of the Shareholders shall be held at the principal office of the Corporation on such date in the month of APRIL, or at such other place or on such other date, and at such time, as shall be stated in the notice of the meeting. At such meeting, the shareholders shall elect the Board of Directors for the ensuing year and shall transact such other business as shall properly come before them.

               Section 2.03. Special Meeting. Special meetings may be called at any time by the President or Board of Directors and shall be called by the President upon written request of the holders of not less than one-tenth of the voting power of all shares entitled to vote at the meeting.

               Section 2.04. Notice of Meeting. Written notice of the date, time and place of each Annual and Special Meeting (a notice of a Special Meeting shall also contain the general purpose or purposes for such meeting) shall be mailed or delivered, at least seven (7) days prior to the date of such meeting, to each shareholder entitled to vote at such meeting at his residence or usual place of business as shown on the records of this Corporation, provided that any one or more of such shareholders, as to himself or themselves, may waive such notice in writing or by attendance without protest at such meeting.

               Section 2.05. Quorum. The holders of a majority of the shares of the issued and outstanding stock entitled to vote at a meeting, present either in person or by proxy, shall constitute a quorum for the transaction of business at such meeting of the shareholders. Except as otherwise provided by law or these Bylaws, all questions shall be decided by a vote of the holders of a majority of the shares present at any meeting of shareholders at which a quorum is present. If a quorum be not present at such meeting, the shareholders present in person or by proxy may adjourn to such future time as shall be agreed upon by them and notice of such adjournment shall be given to the shareholders not present or represented at the meeting.

               Section 2.06. Shareholders' Action Without Meeting. Any action which, under any provision of the Connecticut Stock Corporation Act, may be taken at a meeting of shareholders, may be taken without such a meeting if consent in writing, setting forth the action so taken or to be taken, is signed severally or collectively by all of the persons who would be entitled to vote upon such action at a meeting, or by their duly authorized attorneys. The Secretary of the Corporation shall file such consent or consents with the minutes of the meetings of the shareholders.


                                   ARTICLE 3
                                    Shares

               Section 3.01. Share Certificates. Share certificates shall be in a form adopted by the Board of Directors and shall be signed by the President and by the Secretary. Such certificates shall bear the seal of the Corporation, the name of the person to whom issued, and the number of such shares which such certificate represents. The consideration for which the shares were issued and the date of issue shall be entered on the Corporation's books.

               Section 3.02. Transfer of Shares. Shares shall be transferred only on the books of the Corporation by the holder thereof in person or by his attorney.


                                   ARTICLE 4
                                   Directors

               Section 4.01. Number, Election and Term of Office. A Board of not less than one nor more than ten Directors shall be elected at the organization meeting of the Corporation and thereafter shall be elected by the shareholders entitled to vote at Annual or Special Meetings of Shareholders; except that, as long as all of the issued and outstanding shares are owned beneficially and of record by less than three shareholders, the number of Directors may be less than three but not less than the number of shareholders. The number of positions on the Board of Directors for purposes of incorporation shall be the number fixed by resolution of the incorporator(s). Thereafter, the number of positions on the Board of Directors shall be the number fixed by resolution of the shareholders or Board of Directors, or, in the absence of such resolution, shall be the number of Directors elected at the preceding Annual Meeting of Shareholders. The number of positions on the Board of Directors for any year, as fixed in accordance with the foregoing (hereinafter referred to as the "number of directorships") may be increased or decreased at any time as provided by law.

               Section 4.02. Removal of Directors. Any Director may be removed from office at any time, with or without cause, by concurrent vote of the holders of not less than two-thirds of the issued and outstanding shares entitled to vote, at any meeting of shareholders called for that purpose.

               Section 4.03. Vacancies. Vacancies created by an increase in the number of directorships shall be filled for the unexpired term by action of shareholders. Vacancies occurring by reason other than by increase in the number of directorships shall be filled for the unexpired term by the concurring vote of a majority of the Directors remaining in office, even though such remaining Directors may be less than a majority of the number of directorships (as fixed for the current year in accordance with Article IV, Section 1). If such remaining Directors fail to fill a vacancy, then such vacancy shall be filled by action of shareholders.

               Section 4.04. Powers. The property, business and affairs of the Corporation shall be managed by the Directors who may exercise all power and do all the things which may be exercised or done by the Corporation subject to provisions of law, the statutes of the State of Connecticut, the Certificate of Incorporation, these Bylaws, and any vote of the shareholders.


                                   ARTICLE 5
                             Meetings of Directors

               Section 5.01. Annual Meetings. A regular meeting of the Board of Directors shall be held without notice immediately after the Annual Meeting of Shareholders, or as soon thereafter as convenient. At such meeting the Board of Directors shall choose and appoint the officers of the Corporation who shall hold their offices, subject to prior removal by the Board of Directors, until the next annual meeting or until their successors are chosen and qualify.

               Section 5.02. Regular Meetings. All other regular meetings of the Board of Directors may be held without notice at such date, time and place as the Board of Directors may determine and fix by resolution.

               Section 5.03. Special Meetings. Special meetings of the Board of Directors may be held upon call of the President, or upon call of any one or more Directors.

               Section 5.04. Notice. Written or oral notice of the date, time and place of all special meetings of the Board of Directors shall be given to each Director personally or mailed to his residence or usual place of business at least two (2) days prior to the date of the meeting, provided that any one or more Directors, as to himself or themselves, may waive such notice in writing or by attendance without protest at such meeting.

               Section 5.05. Quorum. Directors holding a majority of the number of directorships shall constitute a quorum. Except as otherwise provided by law or these Bylaws, all questions shall be decided by a vote of a majority of the Directors present at any meeting of the Board of Directors at which a quorum is present.

               Section 5.06. Director Participation in Meetings by Telephone.
A Director may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment enabling all Directors participating in the meeting to hear one another, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

               Section 5.07. Directors' Action Without Meeting. If all the Directors severally or collectively consent in writing to any action taken or to be taken by the Corporation, such action shall be valid as though it had been authorized at a meeting of the Board of Directors. The Secretary of the Corporation shall file such consent or consents with the minutes of the meetings of the Board of Directors.


                                   ARTICLE 6
                                   Officers

               Section 6.01. Titles, Election and Duties. The Directors shall appoint a President, Secretary, Treasurer and such other officers as the Directors from time to time deem appropriate. The duties of the officers of the Corporation shall be such as are specified below and such as usually pertain to such officers, as well as such as may be prescribed from time to time by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

               Section 6.02. President. The President, or in his absence a Director or other officer of the Corporation appointed by the Board of Directors, shall preside at all meetings of the Board of Directors and shareholders. The President shall have general charge and direction of the business of the Corporation and shall perform such other duties as are properly required of him by the Board of Directors.

               Section 6.03. Secretary. The Secretary shall keep the minutes of the meetings of shareholders and the Board of Directors and shall give notice of all such meetings as required by these Bylaws. He shall have custody of such minutes, the seal of the Corporation and the stock certificate records of the Corporation, except to the extent some other person is authorized to have custody and possession thereof by a resolution of the Board of Directors.

               Section 6.04. Treasurer. The Treasurer shall keep the fiscal accounts of the Corporation, including an account of all monies received or disbursed.


                                   ARTICLE 7
                                     Seal

               The corporate seal shall consist of a circular disc with the name of the Corporation and the words "Connecticut" and "Seal" thereon.


                                   ARTICLE 8
                                  Committees

               Section 8.01. The Board of Directors. The Board of Directors by resolution adopted by the affirmative vote of Directors holding a majority of the number of directorships may, at a meeting at which a quorum is present, designate two or more Directors to constitute an executive committee or other committees, which committees shall have and may exercise all such authority of the Board of Directors as shall be provided in such resolution.

               Section 8.02. Majorities. A majority of any committee shall have the power to act. Committees shall keep full records of their proceedings and shall report the same to the Board of Directors.


                                   ARTICLE 9
                                  Amendments

               These Bylaws may be altered, amended, added to, or repealed by the affirmative vote of the holders of a majority of the voting power of shares entitled to vote thereon or by an affirmative vote of Directors holding a majority of the number of directorships. Any notice of a meeting of shareholders or of the Board of Directors at which these Bylaws are proposed to be altered, amended, added to, or repealed shall include notice of such proposed action.

                     U.S. METAL FORMING, INCORPORATED
                              Restated Bylaws

               The Bylaws of U.S. Metal Forming, Incorporated, were originally adopted on March 1 1974; however, a copy of the original Bylaws cannot be located. Therefore, the Corporation wishes to restate the Bylaws as follows:


                                   ARTICLE 1
                            Meeting of Stockholders

               Section 1.1. Place of Meetings. Stockholders' meetings shall be held at the principal office or place of business of this Corporation in the State of Connecticut, or at such other place, either within or outside Connecticut, as shall be designated in the notice of meeting.

               Section 1.2. Annual Meetings. The Annual Meeting of Stockholders of this Corporation shall be held during the month of March of each year, provided that if, any year, the Annual Meeting of Stockholders is not or cannot be held during such month, then said Annual Meeting may be called at any time before or after such month in the manner hereinafter provided with respect to Special Meetings of Stockholders. At each Annual Meeting of Stockholders, the Stockholders shall elect the Board of Directors for the ensuing year and shall transact such other business as may properly come before the meeting.

               Section 1.3. Special Meetings. Special Meetings of the Stockholders may be called at any time by the Board of Directors or the President and shall be called by the President upon written request of one or more Stockholders holding at least one-tenth (1/10) of the issued and outstanding shares of stock of the Corporation. If the President shall not call the Meeting within fifteen (15) days after receipt of such Stockholders' request, such meeting may be called by the Stockholders making such request. At such meetings, the Stockholders may transact such business as may properly come before them.

               Section 1.4. Adjournment of Stockholders' Meetings. If a quorum be not present at any Annual or Special Meeting of Stockholders, the Stockholders present, in person or by proxy, may by the affirmative vote of a majority of the voting power of the shares represented at such Meeting and entitled to vote thereat, adjourn to such future time as shall be agreed upon by them, and notice of such adjournment shall be given to the Stockholders not present or represented at the meeting, but if a quorum be present, they may so adjourn from day to day as they see fit and no notice of such adjournment need be given.

               Section 1.5. Notice of Meeting. Notice, in writing, of the time and place of each meeting of Stockholders and the purpose thereof shall be given to each Stockholder of record entitled to vote at such meeting, not less than seven (7) days nor more than fifty (50) days before such meeting. Such notice shall be given by, or at the direction of, the President or Secretary or other person or persons calling such meeting, but leaving such notice with the Stockholder or at his residence or his usual place of business or by mailing a copy thereof to him at his last known post office address as last shown on the records of the Corporation. No such notice need be given to any Stockholder who attends such meeting in person without protesting prior to or at the commencement of such meeting or who waives such notice in a writing executed and filed with the Secretary of the Corporation either before or after the meeting. The Secretary shall cause any such waiver to be filed with or entered upon the records of the meeting.

               Section 1.6. Quorum. To constitute a quorum for the transaction of business at any meeting of Stockholders, there must be present in person or by proxy Stockholders of record holding at least a majority of the issued and outstanding shares of the stock of the Corporation entitled to vote at such meeting.

               Section 1.7. Voting Rights and Requirements. Each holder of record of shares of Common Stock of the Corporation shall be entitled to one vote for each share of such stock held. Subject to Article 1, Section 4 hereof, Stockholder action on any matter whatsoever shall require the affirmative vote of at least a majority of the shares of the Common Stock of the Corporation issued and outstanding at the time of such vote; and for those matters for which the vote of a greater proportion of such shares may be specified by statute, the Certificate of Incorporation of the Corporation or these Bylaws, the affirmative vote of the proportion of such shares so specified shall be required.

               Section 1.8. Proxies. All proxies shall be in writing and shall be filed with the Secretary of the corporation before being voted. A proxy shall not be valid after eleven (11) months from its date of execution unless it specifies a greater length of time for which it is to continue in force. The attendance at any meeting by a Stockholder who shall have previously given a proxy applicable thereto shall not, as such, have the effect of revoking the proxy. The Corporation may treat any duly executed proxy as not revoked and in full force and effect until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date.

               Section 1.9. Transaction of Business Without Meetings. Any action which may be authorized at a regularly constituted meeting of the Stockholders may be authorized without such a meeting provided, that, either prior to, or subsequent to, the time such action is taken, written consent thereto is signed by all of the persons who would be entitled to vote upon such action at such a meeting, or by their duly authorized attorneys, and such consent is filed with the Secretary of the Corporation as part of the corporate records.


                                   ARTICLE 2
                                     Stock

               Section 2.1. Certificate of Stock. Certificates of Stock shall be in a form adopted by the Board of Directors and shall be signed by the President or a Vice President and by the Secretary, or an Assistant Secretary, or the Treasurer, or an Assistant Treasurer, and shall be attested by the corporate seal. Each certificate shall set forth upon the face thereof
(1) the name of the Corporation, (2) a statement that the Corporation is organized under the laws of the State of Connecticut, (3) the name of the person to whom issued, (4) the number, class and designation of series, if any, of shares which such certificate represents, and (5) the par value of each share represented by such certificate or a statement that such shares are without par value. All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby and the number of such shares and the date of issue shall be entered upon the Corporation's books.

               Section 2.2. Transfer of Stock. Shares of stock shall be transferred on the books of the Corporation and a new certificate shall be issued to the purchaser or assignee upon surrender of the original certificate of stock properly endorsed by the holder thereof in person or by his attorney.


                                   ARTICLE 3
                                   Directors

               Section 3.1. Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Directors, who may exercise all the powers and do all things which may be exercised by or done by the Corporation subject to the provisions of the law, the Statutes of the State of Connecticut, the Certificate of Incorporation, these Bylaws and any vote by the Stockholders to the contrary.

               Section 3.2. Number, Election and Term of Office. The Board of Directors shall consist of not less than three (3) nor more than seven (7) Directorships; provided, however, that if all of the issued and outstanding stock of the Corporation shall be owned beneficially and of record by less than three (3) Stockholders, then the minimum number of Directorships may be less than three (3) but shall be at least equal to the number of Stockholders. The number of Directorships at any time within such maximum and minimum shall be either the number fixed by resolution of the Stockholders or, in the absence of such a resolution, the number of Directors elected at the preceding Annual Meeting of Stockholders; provided, however, that such number may be increased or decreased at any time by vote of the Stockholders. Reduction of the number of Directorships shall not, as such, cause the removal from office of any person then serving as a Director of the Corporation or shorten the term of office of any such person. Directors shall hold office for the time for which they are elected and/or until their successors are duly elected and qualified. Any or all of the Directors may be removed by the Stockholders at any time at any Annual or Special Stockholders' Meeting with or without cause and with or without notice of hearing.

               Section 3.3. Vacancies. Vacant Directorships shall be filled for the unexpired portion of the term by vote of the Stockholders.

               Section 3.4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as may be specified from time to time by resolution of the Board of Directors and notice thereof need not be given. If no such resolution shall be in effect, regular meetings of the Board of Directors shall be called in the manner hereinafter provided with respect to Special Meetings of the Board of Directors.

               Section 3.5. Special Meetings. Special meetings of the Board of Directors may be called by the President and shall be called by the President upon written request of any two (2) Directors. If the President shall not call such meetings within fifteen (15) days after receipt of such written request, the Directors making such request may call the meeting. At least two (2) days' oral or written notice of each special meeting stating the time and place of the meeting shall be given to each Director. No notice of a Directors' meeting need be given to any Director who attends such meeting in person without protesting prior to or at the commencement of such meeting, or who waives such notice in writing executed and filed with the Secretary of the Corporation, either before or after the meeting. The Secretary shall cause any such waiver to be filed with or entered upon the records of the meeting.

               Section 3.6. Quorum and Vote. A majority of the Directorships shall constitute a quorum. The affirmative vote of the Directors holding a majority of the Directorships shall be required for action by the Board of Directors on any matter whatsoever. A director may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment enabling all Directors participating in the meeting to hear one another, and participation in a meeting by such means shall constitute presence in person at such meeting.

               Section 3.7. Committees. The Board of Directors may designate two (2) or more Directors to constitute an Executive Committee or other committee. Each such committee shall have and may exercise all such authority of the Board of Directors as shall be provided in the resolution establishing such committee. Each such committee shall serve at the pleasure of the Board of Directors and shall keep minutes of its proceedings which shall be reported to the Board of Directors.

               Section 3.8. Transaction of Business Without Meeting. Any corporate action which can be authorized at a regularly constituted meeting of the Board of Directors or a committee thereof may be authorized without such a meeting, provided that all of the Directors or all of the members of a committee thereof, as the case may be, consent in writing to such action before or after the time such action is taken and the number of such Directors or members constitutes a quorum for such action. The Secretary of the Corporation shall file such consents with the Minutes of the Meeting of the Board of Directors.

               Section 3.9. Indemnification and Reimbursement. The Corporation shall be bound by and comply with the provisions of Section 33-320a of the Stock Corporation Act.


                                   ARTICLE 4
                                   Officers

               Section 4.1. Titles, Election and Duties. The Directors shall choose from among their number a President and shall appoint a Secretary and may, from time to time, appoint one or more Vice Presidents, an Assistant Treasurer, an Assistant Secretary and such other officers as they, the Directors, deem expedient. Any two or more offices may be held by the same person, except the offices of President and Vice President and the offices of President and Secretary. The duties of the Officers of the Corporation shall be such as are imposed by these Bylaws and from time to time prescribed by the Directors.

               Section 4.2. President. The President shall preside at all meetings of the Directors. He shall have general charge and direction of the business of the Corporation subject to the control of the Board of Directors.

               Section 4.3. Vice President. The Vice President, if any or if there shall be more than one, the Vice presidents in the order of their seniority or in such other order as the Board of Directors may determine, shall assist the President in the performance of his duties and in the event of the absence or disability of the President shall perform the duties and exercise the powers of his office.

               Section 4.4. Treasurer. The Treasurer shall be in charge of the financial affairs of the Corporation. He shall keep the fiscal accounts of the Corporation, including an account of all moneys received or disbursed. At intervals of not more than twelve (12) months, he shall prepare or have prepared for the Corporation a balance sheet showing the financial condition of the Corporation as of a date not more than four (4) months prior thereto, and a profit and loss statement respecting its operation for the twelve (12) months preceding such date. The balance sheet and the profit and loss statement shall be deposited at the principal office of the Corporation and shall be kept by the Corporation for at least ten (10) years from such date. In addition, within thirty (30) days after the preparation of each such balance sheet and profit and loss statements, the Corporation shall mail a copy thereof to each Stockholder of record. He may endorse for and on behalf of the Corporation checks, notes and other obligations and shall deposit the same and all moneys and valuables in the name of and to the credit of the Corporation in such banks and depositories as the Board of Directors shall designate. The
Treasurer shall have custody of and shall have the power to endorse for transfer on behalf of the Corporation, stock, securities or other investment instrument owned by the Corporation.

               Section 4.5. Assistant Treasurer. An Assistant Treasurer, if any, shall assist the Treasurer in the performance of his duties and shall carry out the duties of the Treasurer whenever the Treasurer is unable to perform such duties.

               Section 4.6. Secretary. The Secretary shall keep the Minutes of the Meetings of Stockholders and Directors and shall give notice of all such meetings as required in these Bylaws. He shall have custody of the seal of the Corporation and all books, records and papers of the Corporation, except those in the custody of the Treasurer or some other person authorized to have custody and possession thereof by a resolution of the Board of Directors.

               Section 4.7. Assistant Secretary. The Assistant Secretary, if any, shall assist the Secretary in the performance of his duties and shall carry out the duties of the Secretary whenever the Secretary is unable to perform such duties.

               Section 4.8. Compensation. The salaries of all Officers shall be fixed by the Board of Directors. The Directors shall not receive any stated salary for their services as Directors but by vote of the Board of Directors they may be allowed such compensation for expenses and attendance at meetings of the Board and committees as may be determined by such vote; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity outside of his duties as a Director and receiving compensation therefor.

               Section 4.9. Terms of Office. Each of such Officers shall serve for the term for which he is elected and/or until his successor is duly appointed and qualified, but any Officer may be removed by the Board of Directors at any time with or without cause and with or without notice or hearing. Vacancies among the Officers by reason of death, resignation or other causes shall be filled by the Board of Directors.


                                   ARTICLE 5
                                     Seal

               Section 5.1. Design. The corporate seal of this Corporation shall be a circular seal, as follows:

                                                   (Affix corporate seal here)


                                   ARTICLE 6
                                  Amendments

               Section 6.1. By Stockholder. New Bylaws may be adopted and any Bylaws may be amended or repealed by the Stockholders by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote thereon; provided that the notice of any meetings of Stockholders at which Bylaws are to be adopted, amended or repealed shall include notice of such proposed action.

               Section 6.2. Record of Changes. Whenever a Bylaw is amended or repealed or a new Bylaw is adopted, such action and the date on which it was taken shall be noted on the original Bylaws in the appropriate place or a new set of Bylaws shall be prepared incorporating such changes.

               Section 6.3.  Inconsistencies with Certificate of
Incorporation. If any provisions of these Bylaws shall be found to be inconsistent with any provisions of the Certificate of Incorporation, as presently existing, or as from time to time amended, the latter shall constitute the controlling authority.

               Section 6.4. Statutory Reference. The term Stock Corporation Act as used herein shall mean Title 33 Chapter 599 of the General Statutes of Connecticut as amended from time to time.

               Certified by the Secretary of U.S. Metal Forming, Inc., this 10th day of January, 1996, as the Bylaws adopted by the Corporation on March 1, 1974.

                                          -------------------------------
                                          Elizabeth M. Dayon, Secretary

                                     BY-LAWS
                                       OF
                          GREAT LAKE ACQUISITION CORP.
                            (a Delaware corporation)

                            Adopted January 25, 1996

                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

         Section 2. Annual Meetings. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meetings. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 4. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose genuine to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the corporation's principal office. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors or of the holders of 25 percent of all stock issued and outstanding and entitled to vote on the date such request was received by the corporation. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 7. Business Transacted at Special Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. Votes Required. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the vote is for the election of directors in which case the candidates receiving the greatest number of votes shall be elected, or the question is one upon which by express provision of the statutes or of the certificate of incorporation or by-laws a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Voting in Person or by Proxty. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period.

         Section 11. Consent in Writing. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock who would be entitled to notice of such meeting.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Number, Election and Tenn of Office. Initially there shall be one (1) director and thereafter the number of directors shall be as provided from time to time in the by-laws, provided that no amendment to the by-laws decreasing the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken by the directors (whether through amendment of the by-laws or otherwise) to increase the number of directors as provided in the by-laws from time to time unless at least two-thirds (66 2/3%) of the directors then in office shall concur in said action. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and Newly-created Directorships. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, or by a sole remaining director, and the directors so chosen shall hold office until the next election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Authority. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. Place of Meetings. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. Organizational Meeting. The first meeting of each newly elected board of directors shall be held immediately after the annual meeting of stockholders at the same place as such annual meeting is held and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place provided herein, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special Meetings. Special meetings of the board of directors may be called by the chairman of the board or the president on three days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the chairman of the board or the president or the secretary in like manner and on like notice on the written request of a majority of the directors.

         Section 8. Quorum. At all meetings of the board of directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Consent in Writing. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

         Section 10. Participation in Meetings by Telephone. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

         Section 11. Designations, Powers. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of not less than three directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 12. Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

         Section 13. Compensation. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

         Section 14. Notwithstanding any other provisions of the certificate of incorporation or the by-laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, the certificate of incorporation or the by-laws of the corporation), any director or the entire board of directors of the corporation may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least two-thirds (66-2/3%) of all of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the board of directors, by an affirmative vote of at least a majority of the entire board of directors, recommends removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders for that purpose.

                                   ARTICLE IV
                                     NOTICES

         Section 1. Methods. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

         Section 1. Designation. The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may also choose a chairman of the board, vice-presidents (including senior, executive or assistant vice-presidents), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provides.

         Section 2. Election. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman, a president, one or more vice-presidents, a secretary and a treasurer.

         Section 3. Others. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. Term of Office. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                              CHAIRMAN OF THE BOARD

         Section 6. Powers. If chosen by the Board of Directors, the chairman of the board of directors shall be the chief executive officer of the corporation and shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. During the absence or disability of the president, he shall exercise all the powers and discharge all the duties of the president. He shall preside at all meetings of the stockholders and of the board of directors at which he is present; and, in his absence, the president shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the board of directors.

         Section 7. Execution of Contracts. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                                  THE PRESIDENT

         Section 8. Powers. The president of the corporation shall be the principal operating and administrative officer of the corporation. If there is no chairman of the board or during the absence or disability of the chairman of the board, he shall exercise all of the powers and discharge all of the duties of the chairman of the board and chief executive officer. He shall, in the absence of the chairman of the board, possess power to sign all certificates, contracts and other instruments of the corporation. He shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and of the board of directors. He shall perform all such other duties as are incident to his office or are properly required of him by the board of directors.

                               THE VICE-PRESIDENTS

         Section 9. Powers. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

         Section 10. Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 11. Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

         Section 12. Duties. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 13. Disbursements. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 14. Bond. If required by the board of directors, he shall give the corporation a bond (which shall be renewed each year) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 15. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

         Section 1. Certificate. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The board of directors (through the corporation's duly authorized officers) may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors (through the corporation's duly authorized officers) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 5. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall deem conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Annual Statement. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         Section 4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

         Section 5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

         Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation and the word "Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7. Indemnification. The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.

                                  ARTICLE VIII
                                   AMENDMENTS

         Section 1. Procedure, Vote Required. These by laws may be amended or repealed by affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or by a majority vote of the board of directors when such power is conferred upon the board of directors by the certificate of incorporation.

                                     BY-LAWS
                                       OF
                            INSILCO ASIA CORPORATION
                            (a Delaware corporation)

                              Adopted March 4, 1995



                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

         Section 2. Annual Meetings. Annual meetings of stockholders, commencing with the year ____, shall be held on the ____ in ____ if not a legal holiday, and if a legal holiday, then on the next secular day following, at _____, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meetings. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 4. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the corporations principal office. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors or of the holders of 25 percent of all stock issued and outstanding and entitled to vote on the date such request was received by the corporation. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 7. Business Transacted at Special Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. Votes Required. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the vote is for the election of directors in which case the candidates receiving the greatest number of votes shall be elected, or the question is one upon which by express provision of the statutes or of the certificate of incorporation or by-laws a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Voting in Person or by Proxy. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period.

         Section 11. Consent in Writing. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock who would be entitled to notice of such meeting.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Number, Election and Term of Office. The number of directors of the corporation shall be not less than five (5) nor more than eighteen (18). Initially there shall be twelve (12) directors and thereafter the number of directors shall be as provided from time to time in the by-laws, provided that no amendment to the by-laws decreasing the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken by the directors (whether through amendment of the by-laws or otherwise) to increase the number of directors as provided in the by-laws from time to time unless at least two-thirds (66 2/3%) of the directors then in office shall concur in said action. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and Newly-created Directorships. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, or by a sole remaining director, and the directors so chosen shall hold office until the next election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Authority. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

Meetings of the Board of Directors

         Section 4. Place of Meetings. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. Organizational Meeting. The first meeting of each newly elected board of directors shall be held immediately after the annual meeting of stockholders at the same place as such annual meeting is held and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place provided herein, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special Meetings. Special meetings of the board of directors may be called by the chairman of the board or the president on three days notice to each director, either personally or by mail or by telegram; special meetings shall be called by the chairman of the board or the president or the secretary in like manner and on like notice on the written request of a majority of the directors.

         Section 8. Quorum. At all meetings of the board of directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Consent in Writing. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

         Section 10. Participation in Meetings by Telephone. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Committees of Directors

         Section 11. Destination; Powers. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of not less than three directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporations property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 12. Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

Compensation of Directors

         Section 13. Compensation. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Removal of Directors

         Section 14. Notwithstanding any other provisions of the certificate of incorporation or the by-laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, the certificate of incorporation or the by-laws of the corporation), any director or the entire board of directors of the corporation may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least two-thirds (66-2/3%) of all of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the board of directors, by an affirmative vote of at least a majority of the entire board of directors, recommends removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders for that purpose.

                                   ARTICLE IV
                                     NOTICES

         Section 1. Methods. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

         Section 1. Designation. The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may also choose a chairman of the board, vice-presidents (including senior, executive or assistant vice-presidents), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provides.

         Section 2. Election. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman, a president, one or more vice-presidents, a secretary and a treasurer.

         Section 3. Others. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. Term of Office. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

Chairman of the Board

         Section 6. Powers. If chosen by the Board of Directors, the chairman of the board of directors shall be the chief executive officer of the corporation and shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. During the absence or disability of the president, he shall exercise all the powers and discharge all the duties of the president. He shall preside at all meetings of the stockholders and of the board of directors at which he is present; and, in his absence, the president shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the board of directors.

         Section 7. Execution of Contracts. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

The President

         Section 8. Powers. The president of the corporation shall be the principal operating and administrative officer of the corporation. If there is no chairman of the board or during the absence or disability of the chairman of the board, he shall exercise all of the powers and discharge all of the duties of the chairman of the board and chief executive officer. He shall, in the absence of the chairman of the board, possess power to sign all certificates, contracts and other instruments of the corporation. He shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and of the board of directors. He shall perform all such other duties as are incident to his office or are properly required of him by the board of directors.

The Vice-Presidents

         Section 9. Powers. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

The Secretary and Assistant Secretary

         Section 10. Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 11. Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

The Treasurer and Assistant Treasurers

         Section 12. Duties. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 13. Disbursements. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 14. Bond. If required by the board of directors, he shall give the corporation a bond (which shall be renewed each year) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 15. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

         Section 1. Certificate. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The board of directors (through the corporations duly authorized officers) may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors (through the corporations duly authorized officers) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 5. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall deem conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
         Section 3. Annual Statement. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         Section 4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

         Section 5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

         Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation and the word Seal. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7. Indemnification. The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.

                                  ARTICLE VIII
                                   AMENDMENTS

         Section 1. Procedure; Vote Required. These by-laws may be amended or repealed by affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or by a majority vote of the board of directors when such power is conferred upon the board of directors by the certificate of incorporation.

                                     BYLAWS

                                       OF

                          SIGNAL TRANSFORMER CO., INC.







                              Adopted and Effective

                               September 15, 1990

                                TABLE OF CONTENTS

ARTICLE I    OFFICES...........................................................1

 Section 1.  Registered Office.................................................1
 Section 2.  Other Offices.....................................................1

ARTICLE II   MEETINGS OF STOCKHOLDERS..........................................1

 Section 1.  Place of Meetings.................................................1
 Section 2.  Annual Meetings...................................................1
 Section 3.  Special Meetings..................................................1
 Section 4.  Quorum............................................................2
 Section 5.  Voting............................................................2
 Section 6.  List of Stockholders Entitled to Vote.............................2

ARTICLE III  DIRECTORS.........................................................3

 Section 1.  Number and Election of Directors..................................3
 Section 2.  Vacancies.........................................................3
 Section 3.  Duties and Powers.................................................3
 Section 4.  Meetings..........................................................3
 Section 5.  Quorum............................................................4
 Section 6.  Actions by Written Consent........................................4
 Section 7.  Meetings by Conference Telephone..................................4
 Section 8.  Committees........................................................5
 Section 9.  Compensation......................................................5
 Section 10. Interested Directors..............................................5

ARTICLE IV   OFFICERS..........................................................6

 Section 1.  General...........................................................6
 Section 2.  Election..........................................................6
 Section 3.  President.........................................................6
 Section 4.  Executive Vice Presidents and Vice Presidents.....................7
 Section 5.  Secretary.........................................................7
 Section 6.  Treasurer.........................................................7
 Section 7.  Assistant Secretaries.............................................8
 Section 8.  Assistant Treasurers..............................................8
 Section 9.  Other Officers....................................................8

ARTICLE V    STOCK.............................................................9

 Section 1.  Form of Certificates..............................................9
 Section 2.  Signatures........................................................9
 Section 3.  Lost Certificates.................................................9
 Section 4.  Transfers.........................................................9

ARTICLE VI   NOTICES...........................................................9

 Section 1.  Notices..........................................................10
 Section 2.  Waivers of Notice................................................10

ARTICLE VII  INDEMNIFICATION..................................................10

 Section 1.  General..........................................................10
 Section 2.  Non-Exclusivity..................................................10

ARTICLE VIII GENERAL PROVISIONS...............................................11

 Section 1.  Dividends........................................................11
 Section 2.  Disbursements....................................................11
 Section 3.  Fiscal Year......................................................11
 Section 4.  Corporate Seal...................................................11
 Section 5.  Amendments.......................................................11

                                     BYLAWS

                                       OF

                          SIGNAL TRANSFORMER CO., INC.
                         (hereinafter the Corporation)



                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located at 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the Corporations Certificate of Incorporation as may be amended and restated from time to time (the Certificate of Incorporation), special meetings of stockholders, for any purpose or purposes, may be called by either (a) the Chairman of the Board of Directors, if there be one or (b) the President, and shall be called by any officer of the Corporation at the instruction of a majority of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the voting power of the stock represented and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Number and Election of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors initially consisting of one director. The number of directors of the Corporation may be increased or decreased from time to time by resolution adopted by the Board of Directors, but no decrease by the Board of Directors shall have the effect of shortening the term of any incumbent director. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders and each director so elected shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         Section 4. Meetings. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors shall be held as soon after its election as the directors may conveniently assemble. Meetings shall be held at such place within or without the State of Delaware as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the President or a majority of the directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Actions by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such Committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Without limitation to the foregoing, any committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 9. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any committee thereof; provided that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Treasurer and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these bylaws. The officers of the Corporation need not be stockholders of the Corporation or directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time except as otherwise provided by contract.

         Section 3. President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

        Section 4. Executive Vice Presidents and Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act the Executive Vice President or the Executive Vice Presidents if there be more than one, and the Vice President or the Vice Presidents, if there be more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President and each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Executive Vice President or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 5. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 7. Assistant Secretaries. Except as may be otherwise provided in these bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 8. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 9. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V
                                      STOCK
         Section 1. Form of Certificates. Every holder of stock in the
Corporation shall be entitled to have a certificate signed in the name of the Corporation (a) by the President, an Executive Vice President or a Vice President and (b) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder.

         Section 2. Signatures. Where a certificate is countersigned by (a) a transfer agent other than the Corporation or its designated employees or (b) a registrar other than the Corporation or its designated employees, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

                                   ARTICLE VI
                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII
                                 INDEMNIFICATION

         Section 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (and advance expenses to such person in connection with such action, suit or proceeding) to the fullest extent permitted under the laws of the state of Delaware now or hereafter in existence, including Section 145 of the Delaware General Corporation Law as currently in existence or as subsequently amended, modified, supplemented or replaced (but, in case of any such amendment, modification, supplementation or replacement, only to the extent that such amendment, modification, supplementation or replacement broadens such persons rights to indemnification thereunder).

         Section 2. Non-Exclusivity. The rights to receive indemnification and advancement of expenses provided in Article VII of these Bylaws shall not be deemed exclusive of any other rights to which any person may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective as to any person in respect of any act, event or circumstance that occurred or existed, in whole or in part, before such amendment, alteration or repeal.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words Corporate Seal, Delaware. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

         Section 5. Amendments. These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the Board of Directors of the Corporation.

                                     BYLAWS

                                       OF

                             STEEL PARTS CORPORATION

                              Adopted and Effective

                               September 15, 1990

                                        TABLE OF CONTENTS

ARTICLE I    OFFICES.........................................................1

 Section 1.  Registered Office...............................................1
 Section 2.  Other Offices...................................................1

ARTICLE II   MEETINGS OF STOCKHOLDERS........................................1

 Section 1.  Place of Meetings................................................1
 Section 2.  Annual Meetings..................................................1
 Section 3.  Special Meetings.................................................1
 Section 4.  Quorum...........................................................2
 Section 5.  Voting...........................................................2
 Section 6.  List of Stockholders Entitled to Vote............................2

ARTICLE III  DIRECTORS........................................................3

 Section 1.  Number and Election of Directors.................................3
 Section 2.  Vacancies........................................................3
 Section 3.  Duties and Powers................................................3
 Section 4.  Meetings.........................................................3
 Section 5.  Quorum...........................................................4
 Section 6.  Actions by Written Consent.......................................4
 Section 7.  Meetings by Conference Telephone.................................4
 Section 8.  Committees.......................................................4
 Section 9.  Compensation.....................................................5
 Section 10. Interested Directors.............................................5

ARTICLE IV   OFFICERS.........................................................6

 Section 1.  General..........................................................6
 Section 2.  Election.........................................................6
 Section 3.  President........................................................6
 Section 4.  Executive Vice Presidents and Vice Presidents....................7
 Section 5.  Secretary........................................................7
 Section 6.  Treasurer........................................................7
 Section 7.  Assistant Secretaries............................................8
 Section 8.  Assistant Treasurers.............................................8
 Section 9.  Other Officers...................................................8

ARTICLE V    STOCK............................................................9

 Section 1.  Form of Certificates.............................................9
 Section 2.  Signatures.......................................................9
 Section 3.  Lost Certificates................................................9
 Section 4.  Transfers........................................................9

ARTICLE VI   NOTICES..........................................................9

 Section 1.  Notices..........................................................9
 Section 2.  Waivers of Notice...............................................10

ARTICLE VII  INDEMNIFICATION.................................................10

 Section 1.  General.........................................................10
 Section 2.  Non-Exclusivity.................................................10

ARTICLE VIII GENERAL PROVISIONS..............................................11

 Section 1.  Dividends.......................................................11
 Section 2.  Disbursements...................................................11
 Section 3.  Fiscal Year.....................................................11
 Section 4.  Corporate Seal..................................................11
 Section 5.  Amendments......................................................11

                                     BYLAWS

                                       OF

                             STEEL PARTS CORPORATION

                         (hereinafter the "Corporation")

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located at 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the Corporation's Certificate of Incorporation as may be amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by either (a) the Chairman of the

Board of Directors, if there be one or (b) the President, and shall be called by any officer of the Corporation at the instruction of a majority of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the voting power of the stock represented and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number and Election of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors initially consisting of one director. The number of directors of the Corporation may be increased or decreased from time to time by resolution adopted by the Board of Directors, but no decrease by the Board of Directors shall have the effect of shortening the term of any incumbent director. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders and each director so elected shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         Section 4. Meetings. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors shall be held as soon after its election as the directors may conveniently assemble. Meetings shall be held at such place within or without the State of Delaware as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the President or a majority of the directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Actions by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Without limitation to the foregoing, any committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 9. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any committee thereof; provided that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Treasurer and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these bylaws. The officers of the Corporation need not be stockholders of the Corporation or directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time except as otherwise provided by contract.

         Section 3. President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

         Section 4. Executive Vice Presidents and Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act the Executive Vice President or the Executive Vice Presidents if there be more than one, and the Vice President or the Vice Presidents, if there be more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President and each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Executive Vice President or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 5. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 7. Assistant Secretaries. Except as may be otherwise provided in these bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 8. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 9. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V

                                      STOCK

         Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation (a) by the President, an Executive Vice President or a Vice President and (b) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder.

         Section 2. Signatures. Where a certificate is countersigned by (a) a transfer agent other than the Corporation or its designated employees or (b) a registrar other than the Corporation or its designated employees, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

                                   ARTICLE VI

                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (and advance expenses to such person in connection with such action, suit or proceeding) to the fullest extent permitted under the laws of the state of Delaware now or hereafter in existence, including Section 145 of the Delaware General Corporation Law as currently in existence or as subsequently amended, modified, supplemented or replaced (but, in case of any such amendment, modification, supplementation or replacement, only to the extent that such amendment, modification, supplementation or replacement broadens such person's rights to indemnification thereunder).

         Section 2. Non-Exclusivity. The rights to receive indemnification and advancement of expenses provided in Article VII of these Bylaws shall not be deemed exclusive of any other rights to which any person may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective as to any person in respect of any act, event or circumstance that occurred or existed, in whole or in part, before such amendment, alteration or repeal.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

         Section 5. Amendments. These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the Board of Directors of the Corporation.

10425/001/S1/EDGAR/STWRTCON.ED

                                     BYLAWS

                                       OF

                         STEWART CONNECTOR SYSTEMS, INC.

                              Adopted and Effective

                            as of September 15, 1990

                                        TABLE OF CONTENTS

ARTICLE I    OFFICES...........................................................1

 Section 1.  Registered Office.................................................1
 Section 2.  Other Offices.....................................................1

ARTICLE II   MEETINGS OF SHAREHOLDERS..........................................1

 Section 1.  Place of Meetings.................................................1
 Section 2.  Annual Meetings...................................................1
 Section 3.  Special Meetings..................................................2
 Section 4.  Adjournments of Special Meetings..................................2
 Section 5.  Quorum............................................................2
 Section 6.  Voting............................................................3
 Section 7.  Consent of Shareholders in Lieu of Meeting........................3
 Section 8.  List of Shareholders Entitled to Vote.............................3

ARTICLE III  DIRECTORS.........................................................4

 Section 1.  Number and Election of Directors..................................4
 Section 2.  Vacancies.........................................................4
 Section 3.  Duties and Powers.................................................4
 Section 4.  Meetings..........................................................5
 Section 5.  Quorum............................................................5
 Section 6.  Actions by Written Consent........................................5
 Section 7.  Meetings by Conference Telephone..................................5
 Section 8.  Committees........................................................6
 Section 9.  Compensation......................................................6
 Section 10. Interested Directors..............................................6

ARTICLE IV   OFFICERS..........................................................7

 Section 1.  General...........................................................7
 Section 2.  Election, Vacancies and Removal...................................7
 Section 3.  Chairman of the Board of Directors................................7
 Section 4.  President.........................................................8
 Section 5.  Executive Vice Presidents and Vice Presidents.....................8
 Section 6.  Secretary.........................................................8
 Section 7.  Treasurer.........................................................9
 Section 8.  Assistant Secretaries.............................................9
 Section 9.  Assistant Treasurers..............................................9

 Section 10. Other Officers...................................................10

ARTICLE V    STOCK............................................................10

 Section 1.  Form of Certificates.............................................10
 Section 2.  Signatures and Corporate Seal....................................10
 Section 3.  Lost Certificates................................................11
 Section 4.  Transfers........................................................11

ARTICLE VI   NOTICES..........................................................11

 Section 1.  Notices..........................................................11
 Section 2.  Waivers of Notice................................................11

ARTICLE VII  INDEMNIFICATION..................................................12

 Section 1.  General..........................................................12
 Section 2.  Non-Exclusivity..................................................12

ARTICLE VIII GENERAL PROVISIONS...............................................12

 Section 1.  Dividends........................................................12
 Section 2.  Disbursements....................................................13
 Section 3.  Fiscal Year......................................................13
 Section 4.  Corporate Seal...................................................13
 Section 5.  Amendments.......................................................13

                                     BYLAWS

                                       OF

                         STEWART CONNECTOR SYSTEMS, INC.

                          (hereinafter the Corporation)

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located at 116 Mill Street, Stewartstown, Pennsylvania 17363.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the Commonwealth of Pennsylvania as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. Place of Meetings. Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the Commonwealth of Pennsylvania, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of shareholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the shareholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting at least five days prior to the date of the meeting. The President and the Board of Directors shall present at each annual meeting of shareholders a full and complete statement of the business and affairs of the Corporation for the preceding year. Such statement shall be prepared and presented in whatever manner the Board of Directors shall deem advisable and need not be verified by a certified public accountant.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the Corporation's Articles of Incorporation, as the same may be amended and restated from time to time (the Articles of Incorporation), special meetings of shareholders, for any purpose or purposes, may be called by either (a) the Chairman of the Board of Directors, if there be one, or (b) the President. At any time, upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting, to be held not more than sixty days after the receipt of the request. Written notice of a special meeting stating the place, date and hour of the meeting shall be given by the Secretary at least five days before the date of the meeting to each shareholder entitled to vote at such meeting.

         Section 4. Adjournments of Special Meetings. Adjournment or adjournments of any annual or special meeting may be taken, but any meeting at which directors are to be elected shall be adjourned only from day to day or for such longer periods, not exceeding fifteen days each, as may be directed by shareholders who are present in person or by proxy and who are entitled to cast at least a majority of the votes which all such shareholders would be entitled to cast at an election of directors until such directors have been elected.

         Section 5. Quorum. A shareholders' meeting duly called shall not be organized for the transaction of business unless a quorum is present. Unless otherwise provided in the Articles of Incorporation,

                    (a) the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter, and, unless otherwise provided by law the acts, at a duly organized meeting, of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present are entitled to cast shall be acts of the shareholders,

                  (b) the shareholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, and

                  (c) if a meeting cannot be organized because a quorum has not attended, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of directors, those who attend the second of such adjourned meetings, although less than a quorum as fixed in this section or in the Articles of Incorporation, shall nevertheless constitute a quorum for the purpose of electing directors.

         Section 6. Voting. Unless otherwise required by law, the Articles of Incorporation or these bylaws, any question brought before any meeting of shareholders shall be decided by the vote of the holders of a majority of the voting power of the shares represented and entitled to vote thereat. Every shareholder entitled to vote at a meeting of shareholders to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the shareholder, or by his duly authorized attorney in fact, and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation.

No unrevoked proxy shall be valid after eleven months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall a proxy, unless coupled with an interest, be voted on after three years from the date of its execution. A proxy shall not be revoked by the death or incapacity of the maker unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation. A shareholder shall not sell his vote or execute a proxy to any person for any sum of money or anything of value. A proxy coupled with an interest shall include an unrevoked proxy in favor of a creditor of a shareholder and such a proxy shall be valid so long as the debt owed by him to the creditor remains unpaid.

         Section 7. Consent of Shareholders in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, if a consent or counterpart consents in writing, setting forth the action so taken, shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation.

         Section 8. List of Shareholders Entitled to Vote. The officer or agent having charge of the transfer books for the shares of the Corporation shall prepare and make, at least five days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, with the address of and number of shares held by each. The list shall be kept on file at the registered office of the Corporation, and shall be subject to inspection by any shareholder at any time during usual business hours and shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the Commonwealth of Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book, or to vote, in person or by proxy, at any meeting of shareholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number and Election of Directors. The number of directors of the Corporation may be increased or decreased from time to time by resolution adopted by the Board of Directors, but no decrease in the number of members of the Board of Directors shall have the effect of shortening the term of any incumbent director. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at annual meetings of shareholders, and each director so elected shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Notwithstanding any provision of these bylaws to the contrary, the Board of Directors shall consist of at least three directors, except that in cases where all the shares of the Corporation are owned beneficially and of record by either one or two shareholders, the number of directors may be less than three but not less than the number of shareholders. Any director may resign at any time upon notice to the Corporation. A director need not be a shareholder, a citizen of the United States or a resident of the Commonwealth of Pennsylvania.

         Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these bylaws directed or required to be exercised or done by the shareholders.

         Section 4. Meetings. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors shall be held as soon after its election as the directors may conveniently assemble. Meetings shall be held at such place within or without the Commonwealth of Pennsylvania as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board of Directors, if any, the President or a majority of the directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Actions by Written Consent. Unless otherwise provided by the Articles of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Articles of Incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any such committee to the extent allowed by law and provided in the resolution establishing such committee, shall have and exercise the authority of the Board of Directors in the management of the business and affairs of the Corporation. In the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 9. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any committee thereof, provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and such shareholders authorize, approve or ratify the contract or transaction or (c) the contract or transaction is fair as to the Corporation. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director), one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Articles of Incorporation or these bylaws. The officers of the Corporation need not be shareholders of the Corporation or, except in the case of the Chairman of the Board of Directors, directors of the Corporation.

         Section 2. Election, Vacancies and Removal. The Board of Directors at its first meeting held after each annual meeting of shareholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered by the Board of Directors from time to time except as otherwise provided by contract.

         Section 3. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the shareholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation that may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

         Section 4. President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the shareholders and (if the President is a director) the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

         Section 5. Executive Vice Presidents and Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act (and if there be no Chairman of the Board of Directors), the Executive Vice President or the Executive Vice Presidents, if there be more than one, and the Vice President or the Vice Presidents, if there be more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President and each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 6. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation, if there be one, and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 7. Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 8. Assistant Secretaries. Except as may be otherwise provided in these bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 9. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 10. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V

                                      STOCK

         Section 1. Form of Certificates. Every shareholder of record shall be entitled to have a share certificate signed in the name of the Corporation (a) by the President, an Executive Vice President or a Vice President and (b) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such shareholder, but a share certificate shall not be issued to any shareholder until the shares represented thereby have been fully paid for. Share certificates shall state:
(a) that the Corporation is organized under the laws of Pennsylvania, (b) the name of the registered holder of the shares represented thereby, (c) the number and class of shares and the designation of the series, if any, which the certificate represents and (d) the par value of each share represented, or a statement that the shares are without par value.

         Section 2. Signatures and Corporate Seal. Every share certificate shall be sealed with the corporate seal, which may be a facsimile, engraved or printed. Where such certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon any share certificate shall have ceased to such officer because of death, resignation, or otherwise, before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

                                   ARTICLE VI

                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Articles of Incorporation or these bylaws to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these bylaws to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (and advance expenses to such person in connection with such action, suit or proceeding) to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania now or hereafter in existence, including Section 410A of the Pennsylvania Business Corporation Law as currently in existence or as subsequently amended, modified, supplemented or replaced (but, in case of any such amendment, modification, supplementation or replacement, only to the extent that such amendment, modification, supplementation or replacement broadens such person's rights to indemnification thereunder).

         Section 2. Non-Exclusivity. The rights to receive indemnification and advancement of expenses provided in Article VII of these Bylaws shall not be deemed exclusive of any other rights to which any person may at any time be entitled under applicable law, the Articles of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective as to any person in respect of any act, event or circumstance that occurred or existed, in whole or in part, before such amendment, alteration or repeal.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. The Board of Directors may declare and pay dividends in cash or property other than shares of the Corporation's stock, upon the outstanding shares of the Corporation, subject to terms and conditions provided by statute and the Articles of Incorporation. Before payment of any dividend, there may be set aside out of net profits of the Corporation such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each calendar year unless otherwise fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words Corporate Seal, Pennsylvania. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

         Section 5. Amendments. These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the shareholders or by the Board of Directors of the Corporation; provided, however, that notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such meeting of shareholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the voting power of outstanding capital stock entitled to vote thereon or by a majority of the Board of Directors then in office.

                                     BYLAWS

                                       OF

                          STEWART STAMPING CORPORATION

                              Adopted and Effective

                               September 15, 1990

                                TABLE OF CONTENTS

ARTICLE I    OFFICES...........................................................1

 Section 1.  Registered Office.................................................1
 Section 2.  Other Offices.....................................................1

ARTICLE II   MEETINGS OF SHAREHOLDERS..........................................1

 Section 1.  Place of Meetings.................................................1
 Section 2.  Annual Meetings...................................................1
 Section 3.  Special Meetings..................................................2
 Section 4.  Quorum............................................................2
 Section 5.  Voting............................................................2
 Section 6.  List of Stockholders Entitled to Vote.............................2

ARTICLE III  DIRECTORS.........................................................3

 Section 1.  Number and Election of Directors..................................3
 Section 2.  Vacancies.........................................................3
 Section 3.  Duties and Powers.................................................3
 Section 4.  Meetings..........................................................4
 Section 5.  Quorum............................................................4
 Section 6.  Actions by Written Consent........................................4
 Section 7.  Meetings by Conference Telephone..................................4
 Section 8.  Committees........................................................5
 Section 9.  Compensation......................................................5
 Section 10. Interested Directors..............................................5

ARTICLE IV   OFFICERS..........................................................6

 Section 1.  General...........................................................6
 Section 2.  Election..........................................................6
 Section 3.  President.........................................................6
 Section 4.  Executive Vice Presidents and Vice Presidents.....................7
 Section 5.  Secretary.........................................................7
 Section 6.  Treasurer.........................................................8
 Section 7.  Assistant Secretaries.............................................8
 Section 8.  Assistant Treasurers..............................................8
 Section 9.  Other Officers....................................................9

ARTICLE V    STOCK.............................................................9

 Section 1.  Form of Certificates..............................................9
 Section 2.  Signatures........................................................9
 Section 3.  Lost Certificates.................................................9
 Section 4.  Transfers........................................................10

ARTICLE VI   NOTICES..........................................................10

 Section 1.  Notices..........................................................10
 Section 2.  Waivers of Notice................................................10

ARTICLE VII  INDEMNIFICATION..................................................10

 Section 1.  General..........................................................10
 Section 2.  Non-Exclusivity..................................................11

ARTICLE VIII GENERAL PROVISIONS...............................................11

 Section 1.  Dividends........................................................11
 Section 2.  Disbursements....................................................11
 Section 3.  Fiscal Year......................................................11
 Section 4.  Corporate Seal...................................................12
 Section 5.  Amendments.......................................................12

                                     BYLAWS

                                       OF

                          STEWART STAMPING CORPORATION

                         (hereinafter the "Corporation")

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located at 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the Corporation's Certificate of Incorporation as may be amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by either (a) the Chairman of the Board of Directors, if there be one or (b) the President, and shall be called by any officer of the Corporation at the instruction of a majority of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the voting power of the stock represented and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number and Election of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors initially consisting of one director. The number of directors of the Corporation may be increased or decreased from time to time by resolution adopted by the Board of Directors, but no decrease by the Board of Directors shall have the effect of shortening the term of any incumbent director. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders and each director so elected shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         Section 4. Meetings. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors shall be held as soon after its election as the directors may conveniently assemble. Meetings shall be held at such place within or without the State of Delaware as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the President or a majority of the directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Actions by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can bear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Without limitation to the foregoing, any committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 9. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any committee thereof; provided that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Treasurer and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these bylaws. The officers of the Corporation need not be stockholders of the Corporation or directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time except as otherwise provided by contract.

         Section 3. President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the

Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

         Section 4. Executive Vice Presidents and Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act the Executive Vice President or the Executive Vice Presidents if there be more than one, and the Vice President or the Vice Presidents, if there be more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President and each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Executive Vice President or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 5. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 7. Assistant Secretaries. Except as may be otherwise provided in these bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 8. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 9. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V

                                      STOCK

         Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation (a) by the President, an Executive Vice President or a Vice President and (b) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder.

         Section 2. Signatures. Where a certificate is countersigned by (a) a transfer agent other than the Corporation or its designated employees or (b) a registrar other than the Corporation or its designated employees, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

                                   ARTICLE VI

                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (and advance expenses to such person in connection with such action, suit or proceeding) to the fullest extent permitted under the laws of the state of Delaware now or hereafter in existence, including Section 145 of the Delaware General Corporation Law as currently in existence or as subsequently amended, modified, supplemented or replaced (but, in case of any such amendment, modification, supplementation or replacement, only to the extent that such amendment, modification, supplementation or replacement broadens such person's rights to indemnification thereunder).

         Section 2. Non-Exclusivity. The rights to receive indemnification and advancement of expenses provided in Article VII of these Bylaws shall not be deemed exclusive of any other rights to which any person may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective as to any person in respect of any act, event or circumstance that occurred or existed, in whole or in part, before such amendment, alteration or repeal.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

         Section 5. Amendments. These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the Board of Directors of the Corporation.

                                     BYLAWS

                                       OF

                            TAYLOR PUBLISHING COMPANY

                              Adopted and Effective

                               September 15, 1990

                                        TABLE OF CONTENTS

ARTICLE I    OFFICES...........................................................1

 Section 1.  Registered Office.................................................1
 Section 2.  Other Offices.....................................................1

ARTICLE II   MEETINGS OF STOCKHOLDERS..........................................1

 Section 1.  Place of Meetings.................................................1
 Section 2.  Annual Meetings...................................................1
 Section 3.  Special Meetings..................................................1
 Section 4.  Quorum............................................................2
 Section 5.  Voting............................................................2
 Section 6.  List of Stockholders Entitled to Vote.............................2

ARTICLE III  DIRECTORS.........................................................3

 Section 1.  Number and Election of Directors..................................3
 Section 2.  Vacancies.........................................................3
 Section 3.  Duties and Powers.................................................3
 Section 4.  Meetings..........................................................3
 Section 5.  Quorum............................................................4
 Section 6.  Actions by Written Consent........................................4
 Section 7.  Meetings by Conference Telephone..................................4
 Section 8.  Committees........................................................4
 Section 9.  Compensation......................................................4
 Section 10. Interested Directors..............................................5

ARTICLE IV   OFFICERS..........................................................5

 Section 1.  General...........................................................5
 Section 2.  Election..........................................................5
 Section 3.  President.........................................................6
 Section 4.  Executive Vice Presidents and Vice Presidents.....................6
 Section 5.  Secretary.........................................................6
 Section 6.  Treasurer.........................................................7
 Section 7.  Assistant Secretaries.............................................7
 Section 8.  Assistant Treasurers..............................................7
 Section 9.  Other Officers....................................................7

ARTICLE V    STOCK.............................................................8

 Section 1.  Form of Certificates..............................................8
 Section 2.  Signatures........................................................8
 Section 3.  Lost Certificates.................................................8
 Section 4.  Transfers.........................................................8

ARTICLE VI   NOTICES...........................................................8

 Section 1.  Notices...........................................................8
 Section 2.  Waivers of Notice.................................................9

ARTICLE VII  INDEMNIFICATION...................................................9

 Section 1.  General...........................................................9
 Section 2.  Non-Exclusivity...................................................9

ARTICLE VIII GENERAL PROVISIONS................................................9

 Section 1.  Dividends.........................................................9
 Section 2.  Disbursements....................................................10
 Section 3.  Fiscal Year......................................................10
 Section 4.  Corporate Seal...................................................10
 Section 5.  Amendments.......................................................10

                                     BYLAWS

                                       OF

                            TAYLOR PUBLISHING COMPANY

                         (hereinafter the "Corporation")

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located at 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the Corporation's Certificate of Incorporation as may be amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by either (a) the Chairman of the Board of Directors, if there be one or (b) the President, and shall be called by any officer of the Corporation at the instruction of a majority of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the voting power of the stock represented and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the

Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number and Election of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors initially consisting of one director. The number of directors of the Corporation may be increased or decreased from time to time by resolution adopted by the Board of Directors, but no decrease by the Board of Directors shall have the effect of shortening the term of any incumbent director. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders and each director so elected shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         Section 4. Meetings. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors shall be held as soon after its election as the directors may conveniently assemble. Meetings shall be held at such place within or without the State of Delaware as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the

President or a majority of the directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Actions by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The

Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Without limitation to the foregoing, any committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 9. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any committee thereof; provided that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Treasurer and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these bylaws. The officers of the Corporation need not be stockholders of the Corporation or directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time except as otherwise provided by contract.

         Section 3. President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

         Section 4. Executive Vice Presidents and Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act the Executive Vice President or the Executive Vice Presidents if there be more than one, and the Vice President or the Vice Presidents, if there be more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President and each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Executive Vice President or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 5. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the

President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 7. Assistant Secretaries. Except as may be otherwise provided in these bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 8. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 9. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V

                                      STOCK

         Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation (a) by the President, an Executive Vice President or a Vice President and (b) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder.

         Section 2. Signatures. Where a certificate is countersigned by (a) a transfer agent other than the Corporation or its designated employees or (b) a registrar other than the Corporation or its designated employees, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

                                   ARTICLE VI

                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (and advance expenses to such person in connection with such action, suit or proceeding) to the fullest extent permitted under the laws of the state of Delaware now or hereafter in existence, including Section 145 of the Delaware General Corporation Law as currently in existence or as subsequently amended, modified, supplemented or replaced (but, in case of any such amendment, modification, supplementation or replacement, only to the extent that such amendment, modification, supplementation or replacement broadens such person's rights to indemnification thereunder).

         Section 2. Non-Exclusivity. The rights to receive indemnification and advancement of expenses provided in Article VII of these Bylaws shall not be deemed exclusive of any other rights to which any person may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article VII or any provision hereof shall be effective as to any person in respect of any act, event or circumstance that occurred or existed, in whole or in part, before such amendment, alteration or repeal.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

         Section 5. Amendments. These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the Board of Directors of the Corporation.

                                     BYLAWS

                                       OF

                            THERMAL COMPONENTS, INC.

                              Adopted and Effective

                               September 15, 1990

                                    ARTICLE I

                                     Offices

Section 1.  Registered Office..................................................4
Section 2.  Other Offices......................................................4

                                   ARTICLE II

                            Meetings of Stockholders

Section 1.  Place of Meetings..................................................4
Section 2.  Annual Meetings....................................................4
Section 3.  Special Meetings...................................................4
Section 4.  Quorum.............................................................5
Section 5.  Voting.............................................................5
Section 6.  List of Stockholders Entitled to Vote..............................5

                                   ARTICLE III

                                    Directors

Section 1.  Number and Election of Directors...................................6
Section 2.  Vacancies..........................................................6
Section 3.  Duties and Powers..................................................6
Section 4.  Meetings...........................................................6
Section 5.  Quorum.............................................................7
Section 6.  Actions by Written Consent.........................................7
Section 7.  Meetings by Conference Telephone...................................7
Section 8.  Committees.........................................................7
Section 9.  Compensation.......................................................8
Section 10. Interested Directors...............................................8

                                   ARTICLE IV

                                    Officers

Section 1.  General............................................................9
Section 2.  Election...........................................................9
Section 3.  President..........................................................9
Section 4.  Executive Vice Presidents and Vice Presidents......................9
Section 5.  Secretary.........................................................10
Section 6.  Treasurer.........................................................10
Section 7.  Assistant Secretaries.............................................11
Section 8.  Assistant Treasurers..............................................11
Section 9.  Other Officers....................................................11

                                    ARTICLE V

                                      Stock

Section 1.  Form of Certificates..............................................11
Section 2.  Signatures........................................................12
Section 3.  Lost Certificates.................................................12
Section 4.  Transfers.........................................................12

                                   ARTICLE VI

                                     Notices

Section 1.  Notices...........................................................12
Section 2.  Waivers of Notice.................................................13

                                   ARTICLE VII

                                 Indemnification

Section 1.  General...........................................................13
Section 2.  Non-Exclusivity...................................................13

                                  ARTICLE VIII

                               General Provisions

Section 1.  Dividends.........................................................13
Section 2.  Disbursements.....................................................14
Section 3.  Fiscal Year.......................................................14
Section 4.  Corporate Seal....................................................14
Section 5.  Amendments........................................................14

                                     BYLAWS

                                       OF

                            THERMAL COMPONENTS, INC.

                          (hereinafter the Corporation)

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located at 32 Loockerman Square, Suite L-100, City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the Corporations Certificate of Incorporation as may be amended and restated from time to time (the Certificate of Incorporation), special meetings of stockholders, for any purpose or purposes, may be called by either (a) the Chairman of the Board of Directors, if there be one or (b) the President, and shall be called by any officer of the Corporation at the instruction of a majority of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the voting power of the stock represented and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted or acted upon after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 6 of this Article 2 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number and Election of Directors. The business and affairs of the Corporation shall be managed by a Board of Directors initially consisting of one director. The number of directors of the Corporation may be increased or decreased from time to time by resolution adopted by the Board of Directors, but no decrease by the Board of Directors shall have the effect of shortening the term of any incumbent director. Except as provided in Section 2 of this Article 3, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders and each director so elected shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         Section 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified or until their earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

         Section 4. Meetings. Meetings shall be held at such time as the Board of Directors shall fix, except that the first meeting of a newly elected Board of Directors shall be held as soon after its election as the directors may conveniently assemble. Meetings shall be held at such place within or without the State of Delaware as may be fixed by the Board of Directors. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the President or a majority of the directors then in office. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him or her before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he or she attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Actions by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, in one document or in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 7. Meetings by Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

         Section 8. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Without limitation to the foregoing, any committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 9. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any committee thereof; provided that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee that authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary. The Board of Directors, in its discretion, may also choose a Treasurer and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these bylaws. The officers of the Corporation need not be stockholders of the Corporation or directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and may be altered from time to time except as otherwise provided by contract.

         Section 3. President. The President shall, subject to the control of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall be the Chief Executive Officer of the Corporation and shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these bylaws or by the Board of Directors.

         Section 4. Executive Vice Presidents and Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act the Executive Vice President or the Executive Vice Presidents if there be more than one, and the Vice President or the Vice Presidents, if there be more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President and each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Executive Vice President or Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 5. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 6. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 7. Assistant Secretaries. Except as may be otherwise provided in these bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 8. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Executive Vice President, if there be one, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         Section 9. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V

                                      STOCK

         Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation (a) by the President, an Executive Vice President or a Vice President and (b) by the

Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder.

         Section 2. Signatures. Where a certificate is countersigned by (a) a transfer agent other than the Corporation or its designated employees or (b) a registrar other than the Corporation or its designated employees, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

                                   ARTICLE VI

                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these bylaws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (and advance expenses to such person in connection with such action, suit or proceeding) to the fullest extent permitted under the laws of the state of Delaware now or hereafter in existence, including Section 145 of the Delaware General Corporation Law as currently in existence or as subsequently amended, modified, supplemented or replaced (but, in case of any such amendment, modification, supplementation or replacement, only to the extent that such amendment, modification, supplementation or replacement broadens such persons rights to indemnification thereunder).

         Section 2. Non-Exclusivity. The rights to receive indemnification and advancement of expenses provided in Article 7 of these Bylaws shall not be deemed exclusive of any other rights to which any person may at any time be entitled under applicable law, the Certificate of Incorporation, these Bylaws, any agreement, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment, alteration or repeal of this Article 7 or any provision hereof shall be effective as to any person in respect of any act, event or circumstance that occurred or existed, in whole or in part, before such amendment, alteration or repeal.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words Corporate Seal, Delaware. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

         Section 5. Amendments. These bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the stockholders or by the Board of Directors of the Corporation.

/dpw/cw/075/10425/001/S1/EDGAR/HHIACQ.ED


                                     BY-LAWS
                                       OF
                              HHI ACQUISITION CORP.
                            (a Delaware corporation)

                              Adopted June 26, 1996

                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

         Section 2. Annual Meetings. Annual meetings of stockholders, commencing with the year 1996, shall be held at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meetings. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

         Section 4. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten

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days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the corporation's principal office. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors or of the holders of 25 percent of all stock issued and outstanding and entitled to vote on the date such request was received by the corporation. Such request shall state the purpose or purposes of the proposed meeting.

         Section 6. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 7. Business Transacted at Special Meetings. Business transacted at any special meeting of stockholders, shall be limited to the purposes stated in the notice.

         Section 8. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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         Section 9. Votes Required. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the vote is for the election of directors in which case the candidates receiving the greatest number of votes shall be elected, or the question is one upon which by express provision of the statutes or of the certificate of incorporation or by-laws a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Voting in Person or by Proxy. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period.

         Section 11. Consent in Writing. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock who would be entitled to notice of such meeting.

                                   ARTICLE III
                                    DIRECTORS

         Section 1. Number, Election and Term of Office. The number of directors of the corporation shall be not more than eighteen (18). Initially there shall be one (1) director and thereafter the number of directors shall be as provided from time to time in the by-laws, provided that no amendment to the by-laws decreasing the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken by the directors (whether through amendment of the by-laws or otherwise) to increase the number of directors as provided in the by-laws from time to time unless at least two-thirds (662/3)%) of the directors then in office shall concur in said action. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and Newly created Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, or by a sole

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remaining director, and the directors so chosen shall hold office until the next election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

         Section 3. Authority. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4. Place of Meetings. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. Organizational Meeting. The first meeting of each newly elected board of directors shall be held immediately after the annual meeting of stockholders at the same place as such annual meeting is held and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at the time and place provided herein, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 7. Special Meetings. Special meetings of the board of directors may be called by the chairman of the board or the president on three days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the chairman of the board or the president or the secretary in like manner and on like notice on the written request of a majority of the directors.

         Section 8. Quorum. At all meetings of the board of directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may

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adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Consent in Writing. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

         Section 10. Participation in Meetings by Telephone. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

         Section 11. Designation; Powers. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of not less than three directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to

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authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 12. Minutes. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

         Section 13. Compensation. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                              REMOVAL OF DIRECTORS

         Section 14. Notwithstanding any other provisions of the certificate of incorporation or the by-laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, the certificate of incorporation or the by-laws of the corporation), any director or the entire board of directors of the corporation may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least two-thirds (662/3%) of all of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders called for that purpose, except that if the board of directors, by an affirmative vote of at least a majority of the entire board of directors, recommends removal of a director to the stockholders, such removal may be effected by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the corporation entitled to vote on the election of directors at a meeting of stockholders for that purpose.

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                                   ARTICLE IV
                                     NOTICES

         Section 1. Methods. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

         Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

         Section 1. Designation. The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may also choose a chairman of the board, vice-presidents (including senior, executive or assistant vice-presidents), and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provides.

         Section 2. Election. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman, a president, one or more vice-presidents, a secretary and a treasurer.

         Section 3. Others. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. Term of Office. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by

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the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                              CHAIRMAN OF THE BOARD

         Section 6. Powers. If chosen by the Board of Directors, the chairman of the board of directors shall be the chief executive officer of the corporation and shall have general control and management of the business affairs and policies of the corporation. He shall be generally responsible for the proper conduct of the business of the corporation. During the absence or disability of the president, he shall exercise all the powers and discharge all the duties of the president. He shall preside at all meetings of the stockholders and of the board of directors at which he is present; and, in his absence, the president shall preside at such meetings. He shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him by the board of directors.

         Section 7. Execution of Contracts. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                                  THE PRESIDENT

         Section 8. Powers. The president of the corporation shall be the principal operating and administrative officer of the corporation. If there is no chairman of the board or during the absence or disability of the chairman of the board, he shall exercise all of the powers and discharge all of the duties of the chairman of the board and chief executive officer. He shall, in the absence of the chairman of the board, possess power to sign all certificates, contracts and other instruments of the corporation. He shall, in the absence of the chairman of the board, preside at all meetings of the stockholders and of the board of directors. He shall perform all such other duties as are incident to his office or are properly required of him by the board of directors.

                               THE VICE-PRESIDENTS

         Section 9. Powers. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform

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such other duties and have such other powers as the board of directors may from time to time prescribe.

                      THE SECRETARY AND ASSISTANT SECRETARY

         Section 10. Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 11. Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

         Section 12. Duties. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 13. Disbursements. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 14. Bond. If required by the board of directors, he shall give the corporation a bond (which shall be renewed each year) in such sum and with such

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surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 15. Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI
                              CERTIFICATES OF STOCK

         Section 1. Certificate. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation.

         Section 2. Signatures. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The board of directors (through the corporation's duly authorized officers) may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors (through the corporation's duly authorized officers) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

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         Section 4. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 5. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall deem conducive to the interest of the corporation, and the

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directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Annual Statement. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

         Section 4. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

         Section 5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

         Section 6. Seal. The corporate seal shall have inscribed thereon the name of the corporation and the word "Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         Section 7. Indemnification. The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.

                                  ARTICLE VIII
                                   AMENDMENTS

         Section 1. Procedure: Vote Required. These by-laws may be amended or repealed by affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or by a majority vote of the board of directors when such power is conferred upon the board of directors by the certificate of incorporation.

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